LIMITED POWER OF ATTORNEY
FOR SECTION 13 AND SECTION 16 REPORTING

       KNOW ALL PERSONS BY THESE PRESENTS, that the

undersigned hereby makes, constitutes and appoints

Richard Bertkau as the undersigned's true and lawful

attorney-in-fact, with full power of substitution and resubstitution, with the power to act alone for the undersigned and in the undersigned's name, place and

stead, in any and all capacities to:

       (i) prepare, execute in the undersigned's name and

on the undersigned's behalf, and submit to the United

States Securities and Exchange Commission (the "SEC") a

Form ID (and all amendments thereto), and any other

documents necessary or appropriate to obtain codes and

passwords enabling the undersigned to make electronic

filings with the SEC of reports required by Section 13 or

Section 16(a) of the Securities Exchange Act of 1934, as

amended (the "Exchange Act"), or any rule or regulation

thereunder;

       (ii) prepare, execute in the undersigned's name

and on the undersigned's behalf, and submit to the SEC:

(a) Forms 3, 4 and 5 (and all amendments thereto) in

accordance with Section 16(a) of the Exchange Act, and

the rules and regulations thereunder; (b) statements on

Schedules 13D and 13G (and all amendments thereto) in

accordance with Section 13 of the Exchange Act, and the

rules and regulations thereunder; and (c) Form 144 (and

all amendments thereto) under Rule 144 of the Securities

Act of 1933, as amended;

       (iii) do and perform any and all acts for and on

behalf of the undersigned which may be necessary or

desirable to complete and execute any such Forms 3, 4 or

5, statements on Schedules 13D or 13G or Form 144, and

complete and execute any amendment or amendments thereto,

and timely file such forms or statements with the SEC and

any stock exchange or similar authority;

       (iv) take any other action of any type whatsoever

in connection with the foregoing which, in the opinion of

such attorney-in-fact, may be of benefit to, in the best

interest of, or legally required by, the undersigned, it

being understood that the documents executed by such

attorney-in-fact on behalf of the undersigned pursuant to

this Limited Power of Attorney shall be in such form and

shall contain such terms and conditions as such

attorney-in-fact may approve in such attorney-in-fact's

discretion.

       The undersigned hereby grants to such

attorney-in-fact full power and authority to do and

perform any and every act and thing whatsoever requisite,

necessary, or proper to be done in the exercise of any of

the rights and powers herein granted, hereby ratifying

and confirming all that such attorney-in-fact shall

lawfully do or cause or have caused to be done by virtue

of this Limited Power of Attorney and the rights and

powers herein granted. The undersigned acknowledges that

the foregoing attorney-in-fact, in serving in such

capacity at the request of the undersigned, is not

assuming any of the undersigned's responsibilities to

comply with Section 13 or Section 16 of the Exchange Act

or Rule 144 of the Securities Act.

       This Limited Power of Attorney shall remain in

full force and effect until the undersigned is no longer

required to file Schedules 13D and 13G, and Forms 3, 4, 5

and 144 with respect to the securities owned by the

undersigned, unless earlier revoked by the undersigned.

       [Signature page to follow]


       IN WITNESS WHEREOF, the undersigned has executed

this Limited Power of Attorney to be executed as of the

4th day of September, 2014.


ALTERNA CAPITAL PARTNERS LLC

ALTERNA GENERAL PARTNER II LLC

ALTERNA CORE CAPITAL ASSETS FUND II, L.P.

by Alterna General Partner II, LLC

its General Partner

AC MIDWEST ENTITY CORP.

AC MIDWEST LLC


/s/ Earle Goldin
Earle Goldin
Member, Managing Member and President


STATE OF CONNECTICUT) ss.:
COUNTY OF FAIRFIELD)

On the 4th day of September, in the year 2014, before me,

the undersigned, a Notary Public in and for said state,

personally appeared Earle Goldin, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed

the same in his capacity, and that by his

signature on the instrument, the person or the entity

upon behalf of which the person acted, executed the

instrument.

/s/ Paul Schaffer
Paul Schaffer
Notary Public

My Commission Expires: 5/31/2019